--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 --------------


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 29, 2009

                                 --------------
                               WE SELL FOR U CORP.
             (Exact name of registrant as specified in its charter)
                                 --------------

          Florida                  333-148855                 26-1568357
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
      of Incorporation)           File Number)            Identification No.)


        580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia 3004
               (Address of principal executive offices) (Zip Code)

                                 61-3-8532-2800
              (Registrant's telephone number, including area code)

                      8700 Shadow Bay Way, Osprey, FL 34229
                (Former name or former address, if changed since
                              last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 8.01      Other Events

         The Board of Directors of We Sell For U Corp., a Florida corporation, approved a six for one stock split in the form of a stock dividend. A record date of February 14, 2009 has been set for the stock split.


Item 9.01      Financial Statements and Exhibits

         (d)   Exhibits

                99.1    Press Release dated January 29, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WE SELL FOR U CORP.



                                     By:    /s/ Peter Lee
                                        --------------------------------
                                     Name:  Peter Lee
                                     Title: CFO & Secretary

Date:  February 2, 2009

                                INDEX TO EXHIBITS

99.1:         Press Release dated January 29, 2009